                               FIRST AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of December 31, 1996, by and among Haggar Clothing Co., a Nevada corporation, f/k/a Haggar Apparel Company (the "COMPANY"), Haggar Corp., a Nevada corporation ("HAGGAR"), the banks listed on the signature pages of this Agreement (collectively, the "BANKS"), Texas Commerce Bank National Association, a national banking association, individually and as agent (the "AGENT") for the Banks, and is consented to by Haggar and the domestic subsidiaries of the Company listed on the signature pages of this Agreement (collectively, the "SUBSIDIARIES").


                                R E C I T A L S:


     WHEREAS, pursuant to that certain First Amended and Restated Credit Agreement (the "CREDIT AGREEMENT") dated as of September 18, 1996, executed by and among the Company, Haggar, the Banks and the Agent, the Banks agreed to make advances to the Company on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement as amended); and

     WHEREAS, the Company has requested that the Credit Agreement be amended to change the definition of the term "Fixed Charges" as set forth in Section 1.1 thereof; and

     WHEREAS, the Agent and the Banks are agreeable to such request under the present circumstances.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, Haggar, the Banks and the Agent hereby agree as follows:


                               A G R E E M E N T:


     1. AMENDMENT TO DEFINITION. The definition of the term "Fixed Charges" is hereby amended in its entirety to read as follows:


FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

          "Fixed Charges" means, for the Company Group on a consolidated basis for any period, in accordance with GAAP, the sum of (a) all interest on and principal of Indebtedness (not including employee severance payments) that is paid or required to be paid or accrued during such period, (b) all dividends paid in cash during such period with respect to the securities of any member of the Company Group to any recipient other than a member of the Company Group, and (c) all cash payments made during such period for Capital Expenditures (but not including (i) expenditures of up to $38,000,000 attributable to the Customer Service and Distribution Center, and (ii) expenditures for the remodeling and refurbishment of and additions to its existing corporate headquarters situated at 6113 Lemmon Avenue, Dallas, Texas [to the extent such expenditures in the aggregate do not exceed the sum of (A) $2,721,000, (B) additional insurance proceeds which may be recovered due to prior building damage up to $406,000, and (C) the net cash amount realized by the Company from any sale of the "G.M." and "Cedar Springs" buildings situated, respectively, at 6007 Peeler Street and 6020 Cedar Springs, Dallas, Texas])."

     2. CERTIFICATES. This Agreement shall be effective as of the date first above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel:

          (a) A certificate of the Secretary or Assistant Secretary of the Company and the Guarantors, respectively, certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of the Company or the Guarantors since the same were furnished to the Agent in connection with the execution of the Credit Agreement, and (ii) as to the name and title of the officers of the Company and the Guarantors and the authority of such officers to execute this Agreement.

          (b) A certificate, signed by the Treasurer of the Company or the Chief Financial Officer of the Company, stating that as of the date of this Agreement and after giving effect to this Agreement the statements set forth in Sections 4.2(a), (b) and (g) of the Credit Agreement are true and correct.

          3. EFFECTIVENESS OF DOCUMENTS. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of the Company and Haggar related to the Loans, whether contained in the Notes, the Credit Agreement as amended and/or any of the other Loan Documents, are hereby ratified and confirmed by the Company and Haggar, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.


FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     4. NO CLAIMS OR DEFENSES. Each of the Company and Haggar, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement as amended, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     5. AUTHORITY. Each of the Company and Haggar represents and warrants that all requisite corporate action necessary for it to enter into this Agreement has been taken.

     6. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

     7. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     8. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     EXECUTED as of the date first above written.



                  HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company



                  By: /s/ J.M. Haggar, III
                      ----------------------------------------
                      J.M. Haggar, III
                      Chief Executive Officer



FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               HAGGAR CORP., a Nevada corporation

               By: /s/ J.M. Haggar, III
                   ----------------------------------------
                   J.M. Haggar, III
                   Chief Executive Officer



               TEXAS COMMERCE BANK National Association, successor by merger to Texas Commerce Bank, National Association, Individually, as the Agent


               By: /s/ John P. Dean
                   ----------------------------------------
                   John P. Dean
                   Senior Vice President


               NATIONSBANK OF TEXAS, N.A.


               By: /s/ Sharon Ellis
                   ----------------------------------------
                   Sharon Ellis
                   Vice President


               COMERICA BANK - TEXAS


               By: /s/ G. Christopher Jones
                   ----------------------------------------
                   G. Christopher Jones
                   Senior Vice President


               NBD BANK



               By: /s/ Jenny A. Gilpin
                   ----------------------------------------
                   Jenny A. Gilpin
                   Vice President


FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                         Page 4

               THE BANK OF TOKYO-MITSUBISHI, LTD.,
               DALLAS OFFICE



               By: /s/ John M. Mearns
                   ----------------------------------------
                   John M. Mearns
                   Vice President/Manager



               BANK OF SCOTLAND



               By: /s/ Catherine M. Oniffrey
                   ----------------------------------------
                   Catherine M. Oniffrey
                   Vice President



               NATIONAL CITY BANK, KENTUCKY,
               f/k/a First National Bank of Louisville



               By: /s/ Donald R. Pullen, Jr.
                   ----------------------------------------
                   Donald R. Pullen, Jr.
                   Vice President





FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                         Page 5

                                CONSENT OF HAGGAR


Haggar hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Parent Guaranty, (c) agrees that the Parent Guaranty is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Parent Guaranty, (e) reaffirms all agreements and obligations under the Parent Guaranty with respect to the Loans, the Notes, the Credit Agreement as amended and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and
(f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                     HAGGAR CORP.,
                     a Nevada corporation


                     By:  /s/ J.M. Haggar, III
                          ---------------------------------------
                          J.M. Haggar, III
                          Chief Executive Officer

                     Dated as of December 31, 1996.







FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                        CONSENT OF DOMESTIC SUBSIDIARIES


Each of the undersigned Subsidiaries hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory with respect to the Loans, the Notes, the Credit Agreement as amended and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.


               BOWIE MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               CORSICANA COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               DALLAS PANT MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               GREENVILLE PANT MANUFACTURING
               COMPANY, a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               MCKINNEY PANT MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               OLNEY MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               WAXAHACHIE GARMENT COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               LA ROMANA MANUFACTURING CORPORATION, a
               Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               HAGGAR SERVICES, INC.,
               a Texas corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               AIRHAGGAR, INC., f/k/a HAGAIR, INC.,
               a Texas corporation



               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               DUNCAN MANUFACTURING COMPANY,
               an Oklahoma corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               WESLACO CUTTING, INC.,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               WESLACO SEWING, INC.,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               HAGGAR DIRECT, INC.,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                   -----------------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer

               Dated as of December 31, 1996.




FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                        Page 10